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United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2002

WHEELING ISLAND GAMING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-81778 (Commission File Number)	16-1333214 (I.R.S. Employer Identification Number)
1 South Stone Street, Wheeling, West Virginia 26003 (Address of Principal Executive Offices) (Zip Code)

(Registrant's telephone number, including area code) (304) 232-5050

ITEM 5.    OTHER EVENTS.

        On November 13, 2002, Wheeling Island Gaming, Inc. issued the press release filed as an Exhibit to this Current Report on Form 8-K with respect to its earnings for the third quarter of 2002.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits:

99.
Press Release, dated November 13, 2002.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Wheeling Island Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING ISLAND GAMING, INC.
By:	/s/ MICHAEL D. CORBIN Name: Michael D. Corbin Title: Vice President, Secretary-Finance

Date: November 18, 2002

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EXHIBIT INDEX

Doc. No.	Document Description

99	Press Release, dated November 13, 2002.

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX